UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 1, 2011

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2011, Authentidate Holding Corp. (the “Registrant”) completed the previously announced sale of all of the shares of capital stock of the Registrant’s wholly-owned subsidiary, Authentidate International AG (“Authentidate International”) to Exceet Group, AG, a Swiss corporation (“Purchaser”). Under the terms of the Share Purchase Agreement (the “Purchase Agreement”), dated as of March 9, 2011, the Registrant sold and transferred all of the capital stock of Authentidate International to Purchaser for a purchase price of $1,433,000. In addition, the Purchaser also agreed to acquire certain claims of the Registrant regarding its interest in Authentidate International in consideration of the payment of €70,000 and to assume the net liabilities of Authentidate International.

In accordance with the Purchase Agreement, the Registrant and Authentidate International also entered into two license agreements relating to certain of their intellectual property rights. Pursuant to a Trademark License Agreement, the Registrant granted Authentidate International a license to use the “Authentidate” trademark in the field of use defined in the Trademark License Agreement and only in the territory consisting of the European Economic Area and a limited number of other countries. In addition, pursuant to a separate Intellectual Property License Agreement, Authentidate International granted the Registrant a license to utilize patent, software and certain other intellectual property rights.

Further, in connection with the foregoing, the Registrant agreed to provide the Chief Executive Officer of Authentidate International a bonus payment equal to 5% of the net sale price received by the Registrant in consideration of his efforts in connection with the transaction.

The foregoing summaries of the Purchase Agreement, the Trademark License Agreement and the Intellectual Property License Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed herewith as Exhibits 2.1, 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

On April 6, 2011, the Registrant issued a press release announcing the closing transaction described in Item 2.01 of this Current Report on Form 8-K. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Share Purchase Agreement dated March 9, 2011 between Authentidate Holding Corp. and Exceet Group, AG

10.1	Trademark License Agreement dated March 9, 2011

10.2(†)	Intellectual Property License Agreement dated March 9, 2011

99.1	Press Release of Authentidate Holding Corp.

†	Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ O’Connell Benjamin
Name:	O’Connell Benjamin
Title:	President

Date: April 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement dated March 9, 2011 between Authentidate Holding Corp. and Exceet Group, AG

10.1	Trademark License Agreement dated March 9, 2011

10.2	Intellectual Property License Agreement dated March 9, 2011

99.1	Press Release of Authentidate Holding Corp.

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